Exhibit 99.1

Exhibit 99.1

REALIZING THE POTENTIAL OF RNA-BASED TECHNOLOGY

JP MORGAN HEALTHCARE CONFERENCE

JANUARY 15, 2015

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “believes or belief,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” “advance” and similar expressions. These forward-looking statements include statements about our use of unique PMOs to develop treatments in areas of high unmet need; our plans to continue advancing eteplirsen towards regulatory approval and moving follow-on exons into human clinical trials; the potential broad application of our chemistries and technolog ies across a variety of disease areas; our strategic research focus and plans to continue advancing our chemistry platform and technologies, including our To ll-like Receptor Antagonist Program, into additional indications in rare or other diseases and against antibiotic-resistant bacterial infections, including through collaborations; our capitalization status; the potential market for eteplirsen and follow-on exon skipping drugs; our plans and ability to comply with the U.S. Food and Drug Administration (FDA) requirements to consider a new drug application (NDA) submission for eteplirsen complete; our plans and ability to successfully initiate and complete additional clinical trials for eteplirsen and other follow-on product candidates in Duchenne Muscular Dystrophy (DMD) and providing additional data, analysis and other information requested by the FDA and potential timing of the same; the potential of and timing of an NDA submission by us, which will continue to be evaluated based on FDA discussions and as additional data become available, and a potential filing and acceptance of an NDA for eteplirsen by the FDA on an accelerated or other pathway; our continuing discussions with the EMA regarding a potential approval pathway in Europe; our beliefs regarding the potential of and safety and efficacy of our product candidates, chemistries and technologies in DMD, rare and infectious diseases and other disease areas; and the timing of and the expected or planned research, development, clinical and regulatory progress for our product candida tes. Forward-looking statements also include those made during the presentation regarding future business developments and actions and the timing of the same, including our ability to establish and protect intellectual property rights and potentially commercialize our product candidates without claims of infringement.

Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual resu lts to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: we may not have sufficient funds to execute our business plans; our product candidates and or the use of or application of our chemistries and technology may fail in the research, development or commercialization process for various reasons; we may not be able to comply with all regulatory requests and requirements for the research, dev elopment and commercialization of our product candidates; the FDA may determine that substantial additional data is required for accelerated or other approv al of eteplirsen or that our potential NDA submission for eteplirsen does not qualify for filing, even with additional information; the results of our ongoing research and development efforts and clinical trials may not be positive or consistent with prior results or demonstrate a treatment benefit ; there may be delays in timelines or we may not make an NDA submission orsuccessfully initiate, conduct or complete clinical trials, or make eteplirsen or any of our product candidates, chemistries or technologies commercially available for regulatory or other reasons; we may not be able to manufacture sufficient drug supply for our studies or commercialization; agency or court decisions with respect to our patents or those of third parties may negatively impact our business; and those risks identified under the heading “Risk Factors” in Sarepta’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 filed with the Securities and Exchange Commission (SEC), and Sarepta’s other filings with the SEC, which we encourage investors to review at www.sec.gov for a more detailed discussion on risks and uncertainties relating to our business.

Any of the foregoing risks could materially and adversely affect Sarepta’s business, results of operations and the trading price of Sarepta’s common stock. We caution investors not to place considerable reliance on the forward-looking statements contained in this presentation. Sarepta does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.

2

SAREPTA THERAPEUTICS

CORPORATE HIGHLIGHTS

Sarepta is a late-stage development company utilizing RNA-based technology with unique phosphorodiamidate morpholino oligomers (PMOs) to develop treatments for areas of high unmet need

Priority remains on DMD – advancing eteplirsen towards regulatory approval, moving follow-on exons into human clinical trials

Differentiated PMO chemistries with broad application across variety of disease areas

Significant progress made advancing chemistry platform into additional indications in rare diseases and against antibiotic-resistant bacterial infections

5 DMD clinical trials underway

More than 10 new research programs underway

2 Chemistries tested in humans (PMO & PMOplus®)

Well-capitalized with ~$211 million in cash and other investments as of 12/31/2014

DUCHENNE MUSCULAR DYSTROPHY

DEVASTATING RARE DISEASE WITH SIGNIFICANT UNMET NEED

Affects approximately 1 in 3,5001 boys worldwide

25,000- 30,000 patients in the U.S. and Europe

Sarepta’s lead program (Exon 51) estimated to target ~13% of DMD patients2

Follow-on Exon-Skipping Drugs have potential to treat 60-80% of DMD patients

National Human Genome Research Institute

Percent of DMD boys amenable to skipping each exon listed. Source: Annemieke Aartsma-Rus, et al. Hum Mutat. 2009 Mar;30(3):293-9.

4

DMD COMPARED TO BECKER MUSCULAR DYSTROPHY (BMD)

ANY SHIFT FROM DUCHENNE TOWARDS BMD WOULD REPRESENT A MEANINGFUL DIFFERENCE IN PATIENT LIFE SPAN AND QUALITY OF LIFE

- BMD is a milder phenotype with a more gradual progression[1]
- The majority of patients with BMD remain ambulant significantly longer than patients living with DMD[1]



BECKER
Diagnosis
Difficulty Walking
Loss of Ambulation
Lung Function Decline
Cardiac Function Decline
Death
Typically between ages 5-10 as development is slow. Some patients are asymptomatic and diagnosed through abnormally high CK readings.
Patients can often run into 20's and may retain ability to walk through majority of life through use of canes. Loss of ambulation typically occurs during 30's.
Generally mild. Trouble coughing and some difficulty breathing.
Generally mild, severe cases can lead to mortality in early 20's.
Childhood
Adolesence
Early Adulthood
Adulthood
Late Adulthood

SAREPTA THERAPEUTICS

1. Muscular Dystrophy Association

5

REGULATORY UPDATE

DMD GLOBAL CLINICAL AND REGULATORY UPDATE

168 Week Data Released

All evaluable patients remained ambulant

Continued decline across all patients from week 144

Ongoing stability of respiratory function

NDA still planned for mid-2015

NDA Submission will continue to be evaluated based on FDA discussions and as additional data become available

FDA Feedback Received on Dystrophin Reassessment Protocol

Rescoring of Dystrophin-Positive Fibers by 3 Independent Pathologists Underway

FDA Feedback Received on Master Protocol for Exon 53 and Exon 45 Drugs

Agreement to proceed with primary endpoint of 6MWT in combined population

Placebo-controlled study with SRP-4045 and SRP-4053 to begin dosing patients with 30mg/kg in 1H2015

FDA communicated additional data requirements for NDA submission now planned for mid-year 2015

168-week clinical data from study 201/202

Safety data in newly exposed eteplirsen patients (subset with at least 3-month safety data); Dosing expected in 12-24 pts this month

Results from 4th Biopsy are expected for subset of patients in Study 201/202; Scheduling of biopsies underway

Dystrophin Rescore underway

Patient level natural history data being collected

EMA Update

Meeting in December provided preliminary guidance that additional clinical data will be needed for conditional approval

EMA encouraged continued discussions as additional data is compiled from current and new studies

DMD CLINICAL PROGRAM STATUS (US AND EU):

ETEPLIRSEN AND FOLLOW-ON EXON-SKIPPING DRUGS (EXONS 45 AND 53)

Duration Exon Target

Study US/EU n Status DMD Population

(weeks) Treatment

4658-33 Single Dose EU 7 Completed Exon 51 10-17 yrs, non-amb

4658-28 12 EU 19 Completed Exon 51 5-15 yrs, amb

4658-201 28 US 12 Completed Exon 51 7-13 yrs, amb

4658-202 2401 US 12 Data through 168 Weeks Exon 51 7-13 yrs, amb

4658-301 48 US 120 Dosing Exon 51 7-16 yrs, amb

4658-204 96 US 20 Dosing Exon 51 7-21 yrs, non-amb

4658-203 96 US 20 Dosing 1Q2015 Exon 51 4-6 yrs, amb

4053-101 48 EU 36 Dosing Jan 2015 Exon 53 6-16 yrs, amb

4045-301 TBD EU/US 90 TBD Exon 45/53 7-16 yrs, amb

1. 212 weeks in extension phase for a total 201/202 duration of 240 weeks.

7

DMD PIPELINE UPDATE

SAREPTA’S EXON SKIPPING PLATFORM FOR DMD

CLINICAL PROGRAMS DISCOVERY PRE-CLINICAL CLINICAL DEVELOPMENT

DMD Eteplirsen (AVI-4658)

DMD SRP-4053

DMD SRP-4045

DMD SRP-4050

Rare Disease DMD SRP-4044

DMD SRP-4052

DMD SRP-4055

DMD SRP-4008

DMD Clinical Development Status

PROMOVI 4658-301 – 39 Sites

2	of 2 Surgical Sites fully initiated

11 of 14 Hub Sites fully initiated

18 of 39 Infusion Sites fully initiated

Partially enrolled with patients receiving eteplirsen

Data potentially available late 2016 – early 2017

4658-204 – 4+ Sites

Sites enrolling

4658-203 – 7 Sites Selected

Enrolling Q1 2015

4053-101 (Europe) – 4 Sites

Sites enrolling

8

PMO FOR THE TREATMENT OF DMD

CHRONIC LIFELONG THERAPY DEMANDS SAFETY

>2080 doses, representing ~50 patient years across all studies

Given to DMD boys with doses up to 50 mg/kg/wk for more than 3 years without clinically-significant treatment-related adverse events, dose-limiting toxicities or discontinuations

Does not activate innate immune system through Toll-like receptor (TLR) binding*

Charge neutral PMO chemistry minimizes protein binding to prevent off-target effects*

Plasma half-life of 3 to 5 hours*

Cleared through the kidney*

Sequence-specific binding to pre-mRNA directs alternative splicing*

*Sarepta internal data on file

ETEPLIRSEN PHASE IIb STUDY DESIGN

STUDY 201: RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED
STUDY 202: OPEN-LABEL, LONG-TERM SAFETY AND EFFICACY



Study 201: Double-blinded, Placebo-controlled Phase IIb
Study 202 Open-label, Long-term Safety and Efficacy Study
30 mg/kg/wk
n=4
n=4
n=4
R
50 mg/kg/wk
n=4
n=4
n=4
30 mg/kg/wk
Placebo
*
n=2
50 mg/kg/wk
n=4
n=2
n=2
n=2
*Placebo-controlled group rolled over onto open-label eteplirsen.
24 weeks
24 Weeks
Ongoing Extension
Muscle biopsy: baseline
Muscle biopsy: 12 weeks
Muscle biopsy: 24 weeks
Muscle biopsy: 48 weeks
Screening/Eligibility
R Randomized
SRP-4658 (Eteplirsen)
Placebo

KEY INCLUSION CRITERIA

- Out-of-frame deletion(s) that may be corrected by exon 51 skipping
- Between the ages of 7 and 13 years
- Between 200 and 400 meters (±10%) on 6MWT at Baseline
- Receiving treatment with a stable dose of oral corticosteroids for at least 24 weeks before study entry

KEY ENDPOINTS

- 6MWT[2]
- % Dystrophin positive fibers[1]
- Pulmonary function tests[3]
- Safety and tolerability
- PK

[1] Primary Endpoint (201/202); [2] Primary Endpoint (202) & Secondary Endpoint (201); [3]Exploratory Endpoint

10

PATIENT CHARACTERISTICS AT BASELINE

STUDY 201: RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED STUDY 202: OPEN-LABEL, LONG-TERM SAFETY AND EFFICACY

Cohort N Age (yrs) Weight Height BMI 6 MWT

mean (kg) (cm) (kg/m2) (m)

mean mean mean mean**

mITT† Eteplirsen 6 9.4 29.4 122.2 19.5 388.6

(n=10)

PBO/Delayed-Tx* 4 8.8 30.7 119.3 21.5 380.3

ITT 30 mg/kg 4 9.8 34.9 130.5 20.3 347.3

(n=12)

50 mg/kg 4 9.1 29.1 121.3 19.6 384.8

Total 12 9.3 31.5 123.7 20.5 370.8

(Min, Max) (7.3, (22.1, (116, 138) (16.4, 25.6) (259, 437)

11.0) 39.8)

* Placebo/delayed-treatment cohort at 36 weeks had mean age of 9.5 years and mean 6MWT of 327.5 meters.

** 6MWT baseline values per patient were collected on 2 consecutive days, mean is based on average of both values.

† The Modified-Intent-To-Treat (mITT, n=10) patient population excluded two patients in the 30-mg/kg eteplirsen treated cohort who showed rapid disease progression upon enrollment and lost ambulation proximate to Week 24.

ETEPLIRSEN STUDY 201/202 DESIGNED TO ENROLL MORE ADVANCED PATIENTS (EXPECTED TO DECLINE WITHIN 48 WEEKS)

Healthier Patients Evaluation Time

STUDY Baseline Age Baseline 6MWT <7 Excluded

Excluded Period

Eteplirsen 201/202 >440m

9.3 371 Yes 3.2 Years

Phase I/II (400 + 10%)

DMD114117

(DEMAND II) 7.3 409 No No 48 Weeks

Phase II

DMD114876

No

(DEMAND V) 7.8 409 No 25 Weeks

Phase II

DMD114044

(DEMAND III) 8.2 341 No No 48 Weeks

Phase III

Ataluren Phase IIb 8.5 357 No No 48 Weeks

Selected for an enriched population of patients expected to decline over 48 weeks

Study screened out healthier subjects (defined by >440 meters at baseline)

Controlled/prospective study in DMD without any treatment interruption or dose adjustment

* Per sponsor clinical study reports

SIX MINUTE WALK TEST (6MWT) IS A WELL ESTABLISHED OUTCOME MEASURE

NATURAL HISTORY SHOWS PROGRESSIVE DECLINE IN PATIENTS OLDER THAN 7 YEARS

- 6MWT is an integrated assessment of cardiac, respiratory, and circulatory functions along with muscular capacity
- Natural history studies indicate progressive functional decline in boys over 7 years of age[1,2]

"Those above the age of 7 years showed a progressive deterioration that was much more marked with each increasing year after baseline" [3]

"The sharper progression with each found in our cohort, especially in the older boys >7 suggest that the relatively stable results on these measures over two or three years, as reported in some of these studies, may be related to the beneficial efficacy of the drug as this is not common in untreated boys"[3]



450
400
350
300
250
200
150
Mean 6MWT
0
12
24
36
Time (months)
<7 years old
>7 years old

[3]6MWT, 6-minute walk test; DMD, Duchenne muscular dystrophy. Mercuri E, et al. 13th International Congress on Neuromuscular Diseases (ICNMD), July 5-10, 2014, Nice, France.
Note: Study imputed zero values for patients who lost ambulation during follow up periods

INCLUDED AS FUNCTIONAL ASSESSMENT IN MANY APPROVED DRUGS

Included as a functional assessment in multiple clinical trials[4]

- Aldurazyme® for MPS I (Hurler, Hurler-Scheie)
- Elaprase® for MPS II (Hunter Syndrome)
- Myozyme® for Pompe disease
- Vimizim® for MPS IVA (Morquio A Syndrome)

Served as the basis for regulatory approval of drugs for a number of rare diseases, with mean changes ranging from 23 to 44 meters[5,6,7,8]

SAREPTA THERAPEUTICS

Note: Aldurazyme and Myozyme are registered trademarks of Biomarin/Genzyme LLC. Elaprase is a registered trademark of Shire Human Genetic Therapies, Inc.

[1]McDonald, Henricson, et al 2013
[2]Mazzone, *et al* 2013
[4]Information obtained from www.clinicaltrials.gov on 24Sep2014
[5]Muenzer et al 2006
[6]Rubin et al, 2002
[7]Wraith et al 2004
[8]van der Ploeg et al,2010

13

LESS THAN 80 METERS LOST OVER 3.2 YEARS IN CONTINUOUS ETEPLIRSEN COHORT (mITT; n=6)

LESS THAN 80 METERS LOST OVER 2.5 YEARS IN PLACEBO/DELAYED ETEPLIRSEN COHORT FROM LAST TIME POINT BEFORE DYSTROPHIN CONFIRMED (n=4)

METERS

=65m*

LAST TIME POINT

*p ? 0.017

BEFORE DYSTROPHIN

PRODUCTION

CONFIRMED

After general stability on the 6MWT through 120 weeks, similar declines of walking distance were observed from week 120 through week 144 with 61 meter and 63 meter declines in the continuous eteplirsen and delayed eteplirsen treatment groups, respectively

All patients showed declines in walking distance from week 144 to 168, including one patient in each arm that declined by more than 75 meters (highest 6MWT performer in continuous group; lowest 6MWT performer in delayed group)

After 3.2 years of therapy the mean age of the boys in the continuous eteplirsen arm (mITT) was 12.6 years (median age 12.9)

After 168 weeks of continuous eteplirsen treatment the mITT cohort (n=6) walked an average of 323 meters

Note: Note: Statistical analysis based on modified Intent-To-Treat (mITT, n=10, excludes two patients who experienced rapid decline and lost ambulation early in the study) Population using MMRM Test

PATIENTS MAINTAINED AVERAGE 6MWT DISTANCE OF MORE THAN 300 METERS THROUGH 168 WEEKS IN CONTINUOUS ETEPLIRSEN COHORT (mITT n=6)

PLACEBO-DELAYED PATIENTS DECLINED AT SIMILAR RATE AFTER DYSTROPHIN CONFIRMED

Age at Baseline (yrs):

Mean

9.1

Age at WK 168 (yrs):

Median

9.3

Mean

12.4

Median 12.5

399.7m

323.0m

327.5m

254.5m

6MWT is a measure of total endurance and how well the entire body accomplishes the task. It is a test to help measure not only how muscles perform, but also lungs, and heart.

Note: Note: Statistical analysis based on modified Intent-To-Treat (mITT, n=10, excludes two patients who experienced rapid decline and lost ambulation early in the study) Population using MMRM Test

AFTER > 2.5 YEARS OF THERAPY (WEEK 36 – 168), THE OBSERVED TREATMENT DIFFERENCE BETWEEN PLACEBO-DELAYED AND CONTINUOUSLY-TREATED ARM REMAINS INTACT (mITT n=10)

6MWT CHANGE FROM BASELINE TO WEEK 168 IN STUDY 201/202

Short Term

Treatment Benefit

METERS

WK 36: 56 Meters

Long Term

Treatment Benefit

WK 168: 65 Meters

WEEK

After 3.2 years of therapy the mean age of the boys in the continuous eteplirsen arm (mITT) was 12.6 years (median age 12.9)

Baseline ambulation for the continuous eteplirsen treatment cohort (mITT) was 399.7 meters and the placebo rollover cohort was 394.5 meters using maximum score of two measures

DATA BASED ON MAXIMUM 6MWT SCORE WHEN TEST WAS REPEATED

Note: Note: Statistical analysis based on modified Intent-To-Treat (mITT, n=10, excludes two patients who experienced rapid decline and lost ambulation early in the study) Population using MMRM Test

WALKING DISTANCE IN POPULATION ABOVE AND BELOW 350 METERS FROM LAST TIME POINT BEFORE DYSTROPHIN CONFIRMED (WEEKS 36-168), mITT POPULATION (n=10)

DATA BASED ON MAXIMUM 6MWT SCORE WHEN TEST REPEATED, ALL SUBJECTS > AGE 7 AT BASELINE



Eteplirsen 6MWT <350M and >350M
Once Dystrophin Observed (132 Weeks)
450
400
350
300
250
200
150
100
50
0
METERS
n=5
n=5
Last Timepoint Before Confirmation of Dystrophin in All Subjects
36
48
62
74
84
96
120
144
168
Weeks from Baseline
Baseline/Wk36 Distance > 350M
Baseline/Wk36 Distance < 350M

- The study group which walked <350m at week 36 (n=5) lost 61 meters in ambulation from the potential time of dystrophin production (Week 36) through Week 168 compared to loss of 68 meters in >350m group.

SAREPTA THERAPEUTICS

Note: Mean age: 9.8 years at week 36; 12.4 years at Week 168; Includes modified Intent-to-Treat (mITT) Population
**n=4 at week 84 due to a patient recovering from a broken ankle who was unable to participate at this time point excludes two patients who experienced rapid decline and lost ambulation early in the study) Population using MMRM Test*

17

Baseline/Wk36 Distance < 350M

7

ETEPLIRSEN TREATED BOYS FUNCTION STATUS AT WEEK 168 (n=12)

SIX BOYS AGED 10-12 (AVG. AGE 11.5) AND SIX AGED 13-15 (AVG. AGE 13.4) AT WEEK 168 (n=12) NATURAL HISTORY SUBJECT STUDY ON GC-TREATED VS. GC-NAÏVE PATIENTS* (n=347)

*Henricson, et al. 2013

PULMONARY STABILITY AS AN OUTCOME MEASURE IN DMD

PULMONARY FUNCTION TESTS: PHASE IIB EFFICACY ENDPOINTS




Diaphragm
2'OMe
PMO
SHORT
LONG
LONG

RESPIRATORY FUNCTION DECLINE IN DMD

- Respiratory decline begins early in DMD leading to a high morbidity and mortality in late-stage DMD
- Majority of respiratory failures due to ineffective cough and impaired airway clearance

MAXIMUM INSPIRATORY AND EXPIRATORY PRESSURE (MIP AND MEP) AND FORCED VITAL CAPACITY (FVC)

- Sensitive measures of respiratory muscle strength well characterized in the disease natural history
- FVC has been shown to decline at an average rate of 8 to 8.5 percent per year after 10 to 12 years of age
- Declines in MIP and MEP correlate with decreases in voluntary cough capacity

Significant increase of dystrophin expression achieved in diaphragm muscle of mdx mouse following PMO dosing

SAREPTA THERAPEUTICS

Braverman et al; Smith et al, 1987; Galasko et al, 1992; Hahn et al, 1997; Kang et al, 2000; Phillips et al, 2001; McDonald et al, 1995

19

STABILITY OF PULMONARY FUNCTION IN ETEPLIRSEN-TREATED PATIENTS (ITT n=12)

MIP & MEP RESPIRATORY FUNCTION DECLINES IN DMD ACCORDING TO NATURAL HISTORY

Age at Baseline (yrs):

Age at WK 168 (yrs):

Mean

9.3

Mean

12.5

Median

9.7

Median 12.9

NATURAL HISTORY SHOWS DECLINES OVER TIME IN FVC, MIP & MEP % PREDICTED IN BOYS LIVING WITH DMD

FVC % Predicted

MIP % Predicted

MEP % Predicted

Age Ambulation Lost

Below 8

Ages 8 – 11

Ages 11– 16

Humbertclaude et al. European Journal of Pediatric Neurology 16(2012) 149 e160

* Wilson et al. 1984 equations

ETEPLIRSEN SAFETY PROFILE

SAFETY PROFILE OF ETEPLIRSEN FOR LONG TERM USE

No clinically significant treatment-related adverse events observed through 168 weeks

– One treatment-unrelated serious adverse event: distal femur fracture

– Two instances of changes to coagulation due to thrombosis in device: port not flushed adequately of heparin

– Reported cases of transient urine protein elevation resolved without intervention and resulted in no clinical symptoms or other laboratory kidney marker changes

No clinically significant treatment-related changes detected on any monitored safety laboratory parameter

– Liver-specific enzymes, kidney function, coagulation profiles, or platelet counts

No hospitalizations, discontinuations, or treatment interruptions

Well tolerated with >1890 doses (~50 patient years) administered in studies 201/202

– No subject missed more than two consecutive doses

Missed doses primarily due to vacation and/or summer camp

– PBO/Delayed-Tx cohort (n=4) completed on average 142.3 out of 144 possible doses

– Eteplirsen cohorts (n=8) completed on average 165.9 out of 168 possible doses

No signs or symptoms of immune activation, including lack of infusion reactions, lack of treatment related hypersensitivity, and no flu-like symptoms

– Only one instance of injection site pain reported over greater than three years of weekly infusions

– No reported incidents of erythema, induration or discoloration at injection sites

LONG-TERM SAFETY PROFILE OF ETEPLIRSEN (168 WEEKS)

SAFETY RESULTS OBSERVED WITH >1,890 DOSES OF ETEPLIRSEN (~50 PATIENT YEARS) ADMINISTERED in 201/202

TREATMENT-EMERGENT ADVERSE EVENT	PLACEBO FOR 24 WKS n=4 (%)	ETEPLIRSEN FOR 24 WKS n=8 (%)	ETEPLIRSEN FOR 144 WKS n=4 (%)	ETEPLIRSEN FOR 168 WKS n=8 (%)
Procedural pain	3 (75)	4 (50)	1 (25)	6 (75)
Vomiting	0	3 (38)	2 (50)	4 (50)
Hypokalaemia	2 (50)	4 (50)	0	4 (50)
Cough	2 (50)	2 (25)	1 (25)	3 (38)
Back pain	2 (50)	1 (12)	1 (25)	4 (50)
Fall	1 (25)	1 (12)	0	1 (12)
Headache	2 (50)	1 (12)	4 (100)	4 (50)
Balance disorder	0	3 (38)	0	4 (50)
Diarrhoea	1 (25)	1 (12)	1 (25)	2 (25)
Dermatitis Contact	0	2 (25)	0	3 (38)
Pyrexia	2 (50)	1 (12)	0	1 (12)
Haematoma	1 (25)	2 (25)	0	2 (25)
Abdominal pain	2 (50)	0	1 (25)	1 (12)
Nausea	1 (25)	1 (12)	2 (50)	1 (12)
Rhinitis	1 (25)	1 (12)	0	1 (12)
Polyuria	0	1 (12)	0	1 (12)
Muscle Spasms	0	1 (12)	2 (50)	1 (12)
Musculoskeletal Pain	0	1 (12)	1 (25)	1 (12)
Proteinuria†	1 (25)	0	1 (25)	5 (62)
Injection Site Pain	0	1 (12)	0	1 (12)

Through 168 weeks, 97% (590/609) of assessments of protein in urine were negative

- 3% total positive assessments through 168 weeks (includes placebo)
- 1.1% of all assessments for subjects on eteplirsen (6/565) classified as proteinuria
  - Majority of cases determined unrelated to treatment†
  - Cases mild and transient
- 2.3% (1/44) of assessments exhibited background proteinuria in subjects on placebo

Only one subject reported injection site pain over 168 weeks of treatment

SAREPTA THERAPEUTICS

†5 of the 7 cases of proteinuria were determined to be unrelated to treatment

22

PRECLINICAL SAFETY PROFILES IN NON HUMAN PRIMATES IN FIRST THREE PMO DRUG CANDIDATES

NO ADVERSE EFFECTS IN REPEAT DOSE TOXICITY EVALUATIONS UP TO 320 MG/KG

STUDY

DRUG

SPECIES

ROUTE/DOSE

N

RESULTS

GENOTOXICITY

Bacterial Reverse

Eteplirsen

Negative: mutagenic potential,

Mutation

SRP-4045

N/A

N/A

N/A

induction of chromosomal aberrations,

Chromosomal Ab.

SRP-4053

induction of micronuclei

Micronucleus

Cynomolgus

SAFETY

Eteplirsen

IV, SC : 0, 40, 160, 320 mg/kg

6

PHARMACOLOGY

Monkey

No biologically relevant findings on vital signs,

Vitals

Cynomolgus

SRP-4045

IV: 0, 40, 160, 320 mg/kg

4

CNS, or cardiopulmonary activity

CNS

Monkey

Pulmonary

Cynomolgus

SRP-4053

IV: 0, 40, 160, 320 mg/kg

4

Cardiac

Monkey

REPEAT DOSE

Cynomolgus

Eteplirsen

IV weekly: 0, 5, 40, 320 mg/kg

6

NOAEL= MFD; 320 mg/kg

TOXICITY

Monkey

Kidney Pathology

Cynomolgus

SRP-4045

IV weekly for 12 weeks: 0, 5, 40, 320 mg/kg

9

NOAEL= MFD; 320 mg/kg

Cardiovascular

Monkey

Reproductive

Cynomolgus

Immunotoxicity

SRP-4053

IV weekly: 0, 5, 40, 320 mg/kg

9

NOAEL= MFD; 320 mg/kg

Complement Activation

Monkey

Toxicokinetic Profiles are comparable following the first and last weekly dose of 5, 40, or 320 mg/kg

RESEARCH PIPELINE

2014 ACCOMPLISHMENTS: PROGRESS TOWARDS BUILDING A FULLY INTEGRATED COMPANY

SETTING A STRONG FOUNDATION TO BUILD UPON IN 2015

204 enrollment

IND Opened for Exon 45

Initiated

Pompe research initiated

CTA Opened for Exon 53

301 enrollment

Myostatin research initiated

Initiated

Lupus research initiated

JAN

DEC

Additional research programs initiated

IND Opened for Exon 53

Sarepta’s research

labs open in

Manufacturing plant purchased in Andover, MA

Cambridge

Corporate

Small scale to mid scale manufacturing

DMD Development

transition successful

Research

TLR sequences licensed for research purposes

WHAT MAKES ETEPLIRSEN DIFFERENT

SEQUENCE, CHEMISTRY AND DOSE ARE ALL IMPORTANT FACTORS

DMD EXON-SKIPPING CHEMISTRIES

PHOSPHORODIAMIDATE

MORPHOLINO OLIGOMER (PMO)

2’-O-METHYL

PHOSPHOROTHIOATE

SEQUENCE

Drug-specific optimized sequence

Charge neutral

Charge negative

CHEMISTRY

Plasma half-life of 2-6 hours

Plasma half-life of 19-56 days

DOSE

Up to 50 mg/kg intravenous

Up to 9 mg/kg subcutaneous

DIFFERENTIATED CHEMISTRY AND SEQUENCE POTENCY FOR ETEPLIRSEN

CHEMISTRY, SEQUENCE, AND SAFETY ADVANTAGES IN DMD

LEIDEN RESEARCHERS SHOWED THAT PMO CHEMISTRY HAS UP TO 10-FOLD HIGHER DYSTROPHIN PRODUCTION

IN A MDX MOUSE MODEL ACROSS VARIOUS MUSCLE GROUPS

Source: Heemskerk, et al, 2009

CYTOKINE SCREENING DEMONSTRATED CLEAR DIFFERENTIATION

BETWEEN PMOS AND 2’OME CHEMISTRIES

Source: Sarepta Internal Data

SAREPTA COMPARISON STUDIES OF ETEPLIRSEN SEQUENCE VS

PRO051 SEQUENCE SHOWED UP TO 10-FOLD HIGHER

EXON-SKIPPING ACTIVITY

Source: Sarepta Internal Data

NUMEROUS CHEMISTRIES CURRENTLY BEING TESTED IN MULTIPLE RESEARCH PROJECTS

POTENTIALLY ENHANCED TISSUE TARGETING, INTRACELLULAR DELIVERY AND DRUG POTENCY

NEXT GENERATION PMO CHEMISTRIES

PMO-X® PMOplus® PPMO VERSATILITY

PMOs are highly adaptable molecules and, minor modifications, potentially can be rapidly designed to target specific tissues, genetic sequences, or pathogens

SPECIFICITY

PMOs are charge neutral which may limit interactions with proteins in the body other than the target RNA*

STABILITY

PMOs are highly resistant to degradation by enzymes, potentially enabling drug activity*

A UNIVERSE OF POSSIBILITIES WITH PMO-BASED RNA MODULATION

*	Hudziak, et al. 1996

PMO-BASED CHEMISTRY PLATFORM CLINICALLY EXPERIENCED

SAREPTA HAS MULTIPLE RESEARCH PROGRAMS IN HIGH VALUE DISEASE STATES

HUMAN SAFETY DATA GENERATED IN 2 CHEMISTRIES (PMO AND PMOPLUS®)

Promising chemistry platform—exon skipping & inclusion approaches in cell, animal, and humans

2	unique chemistries dosed in humans

PMO program: >3 years of dosing demonstrate that PMO is safe and well tolerated

PMOplus: dosed up to 112mg/kg/week with no observed adverse events

Ongoing evaluation in multiple research programs

Opportunity to upregulate or downregulate proteins via exon skipping or exon inclusion

SAREPTA’S PMO PLATFORM HAS DEMONSTRATED:

Inhibition of mRNA function (Antisense, RNAi)

Inhibition of miRNA or lncRNA function (Antagomirs)

Control of mRNA function (Splice switching)

Alteration of mRNA function (mRNA Re-Engineering)

STRATEGIC AREAS OF RESEARCH FOCUS

SAREPTA FOCUSING ON A REPRODUCIBLE PATH WITH A VISION OF CREATING RNA

THERAPEUTICS IN RARE GENETIC, ANTI-INFECTIVE, NEUROMUSCULAR, AND CNS DISEASES

RESEARCH MOVING FORWARD IN 2015

7 Research collaborations with universities in Rare Genetic, CNS, NM or Infectious Diseases outside of DMD using PMO, PMO-X or PMOplus 6 internal research programs ongoing outside of DMD (CNS, NM, RGD) In vitro data complete in 5 collaborations, patent applications filed, moving into animal studies

Multiple opportunities for data generation and research progress in 2015

Rare Genetic Disease Neuromuscular/CNS Anti-Infective

High unmet needs in focused Augment our DMD pipeline Multiple indications areas Potential for single therapy to High unmet medical need

Validated using exon address multiple indications Opportunity to reverse resistance skipping/inclusion approach IV dosing IV dosing; inhaled dosing

IV dosing Genetically validated targets Defined opportunity

Sarepta or strategic partner to Sarepta or strategic partner to Opportunity for a strategic commercialize globally commercialize globally partner

10 NEW RESEARCH PROJECTS STARTED IN 2014

SAREPTA IS MAKING CONSIDERABLE PROGRESS APPLYING PMO TECHNOLOGY IN ADDITIONAL THERAPEUTIC AREAS



	CLINICAL PROGRAMS	DISCOVERY	PRE-CLINICAL	CLINICAL
Rare Diseases	DMD Exon 51	Eteplirsen (AVI-4658)		
Rare Diseases	DMD Exon 53	SRP-4053		
Rare Diseases	DMD Exon 45	SRP-4045		
Rare Diseases	DMD Exon 50	SRP-4050		
Rare Diseases	DMD Exon 44	SRP-4044		
Rare Diseases	DMD Exon 52	SRP-4052		
Rare Diseases	DMD Exon 55	SRP-4055		
Rare Diseases	DMD Exon 8	SRP-4008		
Rare Diseases	DMD & Becker MD	Myostatin Inhibition		
Rare Diseases	Progeria	Progerin		
Rare Diseases	Adult Onset Pompe Disease	Alpha-glucosidase		
Rare Diseases	Lupus & Graft vs. Host Disease	Toll Like Receptors (TLR)		
Anti-Infective	Marburg Virus	AVI-7288		
Anti-Infective	Ebola Virus	AVI-7537		
Anti-Infective	Influenza	AVI-7100		
Anti-Infective	Drug-Resistant Bacteria	Burkholderia Cepacia		
Anti-Infective	Drug-Resistant Bacteria	Pseudomonas Aeruginosa		
Anti-Infective	Drug-Resistant Bacteria	Klebsiella pneumoniae		
Anti-Infective	Drug-Resistant Bacteria	Acinetobacter baumannii		
Anti-Infective	Drug-Resistant Bacteria	Staphylococcus aureus		
Anti-Infective	Drug-Resistant Bacteria	Neisseria gonorrhea		

31

MYOSTATIN INHIBITION

APPROACH PROVIDES SAREPTA MULTIPLE OPPORTUNITIES IN DISEASE STATES OUTSIDE BECKER AND DMD

SPLICE-ALTERING APPROACH UTILIZED TO INHIBIT MYOSTATIN PROTEIN PRODUCTION AT THE mRNA LEVEL

Inhibition of myostatin at the pre-mRNA level potentially allows increased muscle mass and strength

Different MOA utilized than other approaches which had off target effects

Research ongoing using PMOplus®, PMO and PMO-X®

PMO’s restored mdx weight to normal mouse levels in a 10 week mouse model

Sarepta PMO’s designed to inhibit myostatin lead to increased mobility in mdx mouse model

PMO’s IN DEVELOPMENT GENERATING HIGH LEVELS OF

EXON SKIPPING IN CELL MODELS

Myostatin Exon Skipping %

AONs Proprietary Various

RATIONALE FOR SAREPTA’S APPROACH IN MYOSTATIN

INHIBITION

Sarepta’s PMO chemistry has demonstrated affinity to penetrate muscle cells

Sarepta technology has demonstrated exon and inclusion skipping in cells, animals, and humans

PMO or PMOplus® chemistries provide a shorter regulatory path due to human safety data

SEVERAL POTENTIAL INDICATIONS – HIGH UNMET

MEDICAL NEED IN MUSCLE WASTING DISEASES

Duchenne and Becker Muscular Dystrophy

Muscle loss caused by ALS, SMA, etc.

Cachexia caused by Cancer, HIV/AIDS, MS, etc.

Open to collaborations

ADULT ONSET POMPE DISEASE

POTENTIAL STAND-ALONE OR COMBINATION WITH EXISTING ENZYME REPLACEMENT

THERAPIES – RESTORES BODY’S ABILITY TO PRODUCE ACID ALPHA-GLUCOSIDASE

SAREPTA’S TECHNOLOGY SUCCESSFULLY ABLE TO INDUCE EXON INCLUSION AND GENERATE ENZYME ACTIVITY

Exon inclusion approach restores read-through: up-regulating enzyme production

Sarepta’s technology has demonstrated utility as an exon inclusion approach

Approach similar to DMD with multiple underlying mutations requiring unique exon-inclusion drugs

PMO or PMOplus chemistries provide a shorter regulatory path due to existing human safety data

Adult onset Pompe Disease, while rare, is an established market

Has potential to provide benefit that exceeds currently-marketed enzyme replacement therapy

Enzyme replacement could restore ability to produce enough alpha-glucosidase to become asymptomatic

Demonstrated partial restoration of enzyme production compared to no enzyme production in Pompe wild type cells

TOLL-LIKE RECEPTOR (TLR) ANTAGONIST PROGRAM: LICENSED IN 2014

SUPPORTS PIPELINE APPROACH BEYOND RARE DISEASE AND OPEN TO PARTNERSHIPS

Sarepta has proprietary rights to AONs that antagonize TLR 7/8/9 with a high degree of activity compared to potentially competing AONs

Research program initiated in Lupus and GvHD

Provides Sarepta targets in multiple other disease states

TLR program may be applicable in a number of conditions that involve an innate immune response or a Th1-like immune response

TLR program can be used in the prevention of autoimmune disorders, an airway inflammation, inflammatory disorders, infectious diseases, skin disorders(e.g. psoriasis), allergy, and asthma

TLR signaling has also been linked to neurogenesis and was found to be involved in the pathogenesis of neurodegenerative diseases and could be used to prevent or treat neurodegenerative diseases

IP position established based on novel AONs; long lifecycle potential

PPMO RESTORES ANTIBIOTIC SUSCEPTIBILITY IN RESISTANT STRAINS AND INHIBITS BIOFILM PRODUCTION (2 UNIQUE POC APPROACHES CONFIRMED)

OPPORTUNITY TO CAPITALIZE ON EMERGING ANTIBACTERIAL DATA

- Sarepta is focused on infections of highest medical need and large hospital-based opportunities
  - Six programs identified and underway
- NDM-1 PPMO's can be used in combination with carbapenem to kill carbapenem-resistant bacterial pathogens
  - This is a new strategy to combat pathogens that express NDM-1
- PPMO's that target the cepl and acpP genes of Burkholderia cenocepacia J2315 were able to both prevent biofilm formation and breakdown existing biofilm
  - Broad commercial applicability
  - Opportunities for partnerships

Colistin, Meropenem, and Tobramycin susceptibility restored with co-administration of PPMO in *A.Baumannii*[3]


CFU/mL
10^{10}
10^{5}
10^{0}
No Tx 0hr
No Tx 24hr
PPMO 2 μM alone
PPMO 2 μM + antibiotic
0.25μg/mL colistin
2μM acpP PPMO
2μM acpP PPMO + 0.25μg/mL colistin
0.5μg/mL meropenem
2μM acpP PPMO
2μM acpP PPMO + 0.5μg/mL meropenem
8μg/mL tobramycin
2μM acpP PPMO
2μM acpP PPMO + 8μg/mL tobramycin

PPMO inhibits bacterial biofilm production and kills organism[4]


Burkholderia cepacia alone
B. cepacia with 10 μM SCR
B. cepacia with 10 uM acpP PPMO
B. cepacia with 10 μM CEP1 PPMO
Inhibits biofilm production and kills organism
Inhibits biofilm production, no effect on organism growth

Red: *Burkholderia cepacia*; Green: biofilm

SAREPTA THERAPEUTICS

1. CDC; Antibiotic Resistance Threats in the United States, 2013
2. EMA and ECDC; The Bacterial Challenge: Time to React, 2009
3. Harbour L, et al. ICAAC 2014. Washington, DC; Abstract F-1553
4. Smith B, et al. ICAAC 2014. Washington, DC; Abstract F-1552

35

FINANCIAL OVERVIEW

SHARES OUTSTANDING 41.3 million

RECENT CLOSING PRICE $14.93 as of 1/7/15

1.5 million shares daily

TRADING VOLUME

(90 day average volume)

MARKET CAPITALIZATION ~$617 million

CASH & OTHER INVESTMENTS

~$211 million as of 12/31/14

(UNAUDITED)

Thank you